UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012 (May 17, 2012)

LUMINEX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 TECHNOLOGY BLVD., AUSTIN, TEXAS	78727
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 219-8020

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2012, Gerard Vaillant informed the Board of Directors (the “Board”) of Luminex Corporation (the “Company”) of his decision to resign from the Board and related responsibilities on the Compensation Committee and Strategy and Development Committee effective as of May 17, 2012.

Mr. Vaillant elected to resign primarily to allow him to devote his time efforts in his roles as acting chief executive officer and as a member of the board of directors of Tecan AG, a provider of laboratory instruments and solutions in biopharmaceuticals, forensics, and clinical diagnostics, and as chairman of Safe Orthopaedics, Inc., a medical device company that manufactures single use instruments for spinal surgery.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2012 Annual Meeting of Stockholders of the Company, which was held on May 17, 2012, the Company’s stockholders elected Patrick J. Balthrop, Sr., G. Walter Loewenbaum II, Kevin M. McNamara and Edward A. Ogunro, Ph.D. to serve as Class III directors for a term of three years by the following votes:

	Number of Shares
	Voted For	Vote Withheld	Broker Non-Votes
Patrick J. Balthrop, Sr.	29,984,159	819, 131	7,596,293
G. Walter Loewenbaum II	29,744,172	1,059,118	7,596,293
Kevin M. McNamara	30,325,802	477,488	7,596,293
Edward A. Ogunro, Ph.D.	30,326,115	477,175	7,596,293

The following items were also presented to the stockholders with the following results:

To approve the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in the Company’s proxy statement for the 2012 Annual Meeting of Stockholders:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
27,309,156	3,439,097	55,037	7,596,293

To approve the Luminex Corporation Second Amended and Restated 2006 Equity Incentive Plan:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
27,892,976	2,788,861	121,453	7,596,293

To approve the Luminex Corporation Employee Stock Purchase Plan:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
30,698,361	70,907	34,022	7,596,293

To ratify the appointment by the Company’s Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2012:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
38,001,649	387,084	10,850	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2012	LUMINEX CORPORATION

	By:	/s/ Harriss T. Currie
		Name:	Harriss T. Currie
		Title:	Chief Financial Officer, Vice President of Finance